ANNUAL REPORT  APRIL 30, 2001

Prudential
Europe Growth Fund, Inc.

Fund Type Global/International stock

Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)
Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential Europe Growth Fund (the Fund) invests primarily in stocks of companies in Europe, selecting a diversified portfolio aimed at long-term growth of capital. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration

     Expressed as a percentage of
net assets as of 4/30/01
          23.8%    France
          22.4     United Kingdom
          12.5     Federal Republic of Germany
           8.1     Netherlands
           7.2     Spain
           7.0     Switzerland
           4.7     Finland
           4.5     Italy
           2.2     Sweden
           0.9     Cash & Equivalents
           6.7     Other Continental Europe

Ten Largest Holdings
     Expressed as a percentage of
     net assets as of 4/30/01
     4.4%    Nokia Oy
             Telecommunication Equipment
     4.4     SAP AG
             Computer Products
     4.1     Ares-Serono SA
             Healthcare
     3.9     Banco Santander Central Hispano SA
             Banking
     3.6     Legrand SA
             Electrical Equipment
     3.5     Aventis SA
             Medical Products
     3.5     Wella AG
             Cosmetics/Toiletries
     3.3     Telefonica SA
             Telecommunication Services
     3.2     Bank of Ireland
             Banking
     3.1     Heineken N.V.
             Beverages

Holdings are subject to change.

www.PruFN.com               (800) 225-1852
Performance at a Glance

Cumulative Total Returns1                      As of 4/30/01

                  One      Five        Since
                  Year     Years     Inception2
Class A         -21.66%    63.30%      96.10%
Class B         -22.50     56.53       85.23
Class C         -22.40     56.70       85.43
Class Z         -21.74     64.85       68.29
Lipper European
 Region Fund
 Avg. 3         -17.48     66.16        ***


Average Annual Total Returns1     As of 3/31/01

                  One      Five        Since
                  Year     Years     Inception2
     Class A     -38.07%    7.40%      7.96%
     Class B     -40.56     7.41       7.86
     Class C     -37.11     7.37       7.72
     Class Z     -34.94     N/A        8.65

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, B, and C, 7/13/94; Class Z,
4/15/96.

3 Lipper average returns are unmanaged and based on the average return for all funds in each share class for the one- and five-year periods in the European Region Fund category. European Region funds concentrate their investment in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.

***Lipper Since Inception returns are 116.72% for Class A, B, and C, and 66.16% for Class Z, based on all funds in each share class.

(LOGO)                             June 15, 2001

Dear Shareholder,
In the worst market for growth stocks in several decades (at least in the United States where investment-style indexes have longer histories), the Prudential Europe Growth Fund's Class A shares returned -21.66% over the 12 months ended April 30, 2001, -25.58% to those paying the maximum one-time Class A share sales charge. The steep price corrections for technology, media, and telecommunications (TMT) stocks over this period were global in scope. Due to its growth investing style, the Fund was heavily invested in the media and telecommunications industries. Value funds made up for some of their earlier underperformance in these months, so the Lipper European Region Fund Average--the Fund's peer-fund benchmark that includes funds managed in both investment styles--declined less than the Fund, although its performance also was deeply negative.

After a thorough investigation by its investment management research team, Prudential has assigned day-to-day management of the Fund to Gartmore Global Partners. Gartmore assumed management on May 5, 2001.

Some of the stocks detracting most from the Fund's return in this reporting period were among the best positive contributors in its last annual report. Historically, market favor has swung back and forth between investment styles, and it turned sharply after a long run of growth style outperformance. We see no reason for the long-term historical pattern of swings in market favor to stop. One way to mitigate the volatility of these market swings would be to own funds managed in both growth and value styles.

Sincerely,

David R. Odenath, Jr., President
Prudential Europe Growth Fund, Inc.

Prudential Europe Growth Fund, Inc.
Annual Report     April 30, 2001

Investment Adviser's Report

TMT DEMAND HITS A WALL...
We select our portfolio from the bottom up, looking for individual companies with a demonstrated ability to increase earnings faster than the market average, but where we don't have to pay a huge premium for the stock. We don't start by favoring any country or industry. Nonetheless, it was apparent over the past few years that there were extraordinary growth opportunities for firms in the TMT industries. Consequently, we had a large selection of those companies in our portfolio.

We think that the firms we held were financially sound and had established growth paths, but that wasn't the only reason their stocks had been rising. They were swept up to fairly expensive levels in the general enthusiasm for TMT, and have been punished during our reporting period as investors fled those industries indiscriminately. Analysts often separate changes in share prices into two components. The first is the increase in the company's earnings. Other things being equal, investors will pay more for companies that are earning more. The residual component--the share price divided by earnings per share, or P/E--is called the "earnings multiple." It generally represents how much investors expect earnings to increase over time. Growth stocks usually sell for an above-average multiple of company earnings because investors expect those earnings to rise faster than average, providing a larger long-term payback. Often such multiple changes are industry-wide, as investors generalize about the future developments for an entire industry. We think the shares of some of our holdings had been swept up to somewhat expensive levels in the earlier expansions of TMT multiples.

In retrospect, we can see that the rapid growth of technology firms' sales and profits at the end of the 1990s led to investment in too much production capacity. Moreover, the occasional shortages of components in 1999 led many firms to allow their inventories to build up in 2000. Then, higher interest rates in the United States, higher energy costs globally, and a latency

Prudential Europe Growth Fund, Inc.
Annual Report     April 30, 2001

period in which companies digested their earlier investments in upgrading their technology all worked to slow the technology manufacturing sector of the economy.

What followed was a drop-off in business of a suddenness that was unprecedented in our experience and in the experience of the managers of many of these companies. The slowdown caught everyone by surprise. Inventories were high and demand was minimal.

 ...AND SHARE PRICES CORRECT
As a result of declining profit expectations, share prices of growth companies gradually declined through much of the year 2000. At first, earnings fell faster than share prices, and then--in the last months of 2000 and the first quarter of 2001-- growth expectations fell and multiples contracted, driving the prices of technology and telecommunications stocks, in particular, down steeply. The former market leaders, whose P/E's had risen astronomically, fell the most as both company earnings and the growth premium that investors were willing to pay shrank.

We believe that, by and large, the technology firms in our portfolio are still sound companies whose businesses will grow rapidly once the inventory overhang is alleviated. We think that their shares suffered from the industry-wide contractions of P/E multiples, even though their future prospects, in our opinion, are better than average. However, investors have so far made little effort to distinguish within the TMT industries.

Lipper has only one classification for European funds, and any fund substantially exposed to growth industries was at a competitive disadvantage during this reporting period.
Inexpensively priced value (low-multiple) stocks performed better.

www.PruFN.com                (800) 225-1852

SOME OF THE LARGEST DETRACTORS
Some of the Fund's economically sensitive holdings--companies whose profits generally are threatened by a slowing economy-- were hit by a double threat. In addition to the widespread contraction of multiples, they were hurt by investors' fear that a contracting U.S. economy might act as a drag on Europe. Slowing economies generally mean a downturn in advertising, which affects the media group. Advertising-related stocks--such as Seat-Pagine Gialle (Italy), Havas Advertising (France), TF1 (France, television broadcasting), Granada (United Kingdom., television show production and broadcasting), and British Sky Broadcasting Group (United
Kingdom)--were among the largest detractors from our return.

A good example is Seat-Pagine Gialle, an Italian Internet and yellow pages advertising service, whose shares had more than quadrupled in price in the four months between November 1999 and its peak at the end of February 2000. It was among the largest contributors to our return in our last fiscal year, but began to give back that extraordinary rise in March 2000, and continued to do so through this reporting period. A gain of that magnitude was clearly disproportionate, but we believe Seat-Pagine still has excellent potential, and its share price eventually will rise at a pace closer to its earnings growth.

Telecommunications-related companies--both service providers and equipment manufacturers--also had a substantial impact on our return. An example is Colt Telecom Group
(United Kingdom), which provides
local telephone connections in 27 cities (and growing) in the United Kingdom and Continental Europe. Colt focuses on the profitable business of wiring commercial buildings with the most current technology, and is building its own networks between those cities so it can guarantee continuous quality service to its clients. A few large companies in the competitive local access business went bankrupt, so investors have fled from other stocks in the group. However, Colt continues to execute its plan well and to produce positive earnings before interest, taxes, depreciation, and amortization (EBITDA), a

Prudential Europe Growth Fund, Inc.
Annual Report     April 30, 2001

commonly used measure of operating earnings for growing companies. We think Colt suffered from guilt by association, and we expect its shares to recover.

Vodafone is the world leader in mobile telecommunications service. It had recently made some large investments to expand its range of operations, and investors thought this would hurt profitability. Longer term, however, we expect Vodafone's profits to increase with the global rise of mobile telephony.

Internet-related firms were at the center of the market decline. We had very few of these, but our investment in Intershop (United Kingdom)--an Internet commerce software company--was among the largest detractors from our return.

WE DID LOSE CONFIDENCE IN ERICSSON
One stock that had a smaller impact on our return because we sold it from the portfolio early in the reporting period was Ericsson. This Swedish company had a dominant global position in mobile systems infrastructure, which accounts for about 75% of its earnings, and has had a strong position in handsets. Nokia (see Comments on Largest Holdings) had been taking market share in handsets and was beginning to threaten the infrastructure market. We think Ericsson has outgrown its management structure, making it a high-cost manufacturer and slow to bring new products to market. When we decided it was not likely to solve its problems soon, we sold it.

BANKS PERFORMED WELL
Our banks have been benefiting in recent years from the shift of some responsibility for retirement financing from European governments to individuals. Banks have been the primary
channel for the new investment this generates. They also have benefited from improving economies in many European countries, consolidation in the banking industry, and expansion into
other countries, including Latin America. More immediately,
the prospect of declining interest rates generally helps banks because it increases the value of their bond investments and reduces their costs of
www.PruFN.com                    (800) 225-1852

doing business. Investors anticipated the interest-rate reductions by the Bank of England and the European Central
Bank that took place after the end of our reporting period.

Our banking stocks--including Bank of Ireland, Barclays (United
Kingdom), Julius Baer (Switzerland), Banca Fideuram (Italy),
Banco Santander Central Hispano (Spain), and KBC
Bankverzekerin (Belgium)--made positive
contributions to our return for the reporting period.

PEOPLE CONTINUED TO TAKE CARE OF THEMSELVES
Wella (Germany), which makes personal products ranging from shampoo to salon equipment, benefited from investors' search for companies whose earnings were predictable. Wella's sales have increased steadily for more than 10 years, and its 17% increase in earnings in 2000 was the first in five years to fall below 25%. Its shares rose sharply over our reporting period. We had smaller gains on our shares of Porsche (Germany) and Bulgari (Italy), but luxury goods stocks resisted the downturn well.

LOOKING AHEAD
European economies are stronger than in the United States. We expect overall growth to be 2.5% for 2001. For example, the unemployment rate in Britain dropped to the lowest level in 25 years and, with few exceptions, unemployment is below levels a year earlier throughout Europe. Nonetheless, inflation rates are very low, so interest rates also can remain low. In fact, the European and U.K. central banks cut interest rates in order to sustain the growth.

European stock prices have fallen as part of a global reaction to the U.S. bear market and out of fear that the U.S. economic slowdown would affect Europe. Indeed, we expect profit levels to grow more slowly in 2001, but to recover in 2002. When the low interest rates are taken into consideration, stocks have been this attractive--compared with bonds--only once in the past 10 years.

Prudential Europe Growth Fund, Inc.
Annual Report     April 30, 2001

The increased European focus on equity investment shows no signs of slowing. Moreover, the decline of the euro over our reporting period detracted from the Fund's return, but the currency is widely believed to be undervalued compared to the dollar, offering the prospect of a boost to our return at some point in the future should the imbalance correct.

CHANGE IN ADVISER
On March 28, 2001, shareholders approved a change in subadviser to the Fund. Gartmore Global Partners assumed day-to-day management on May 5, 2001. Their changes included significant positions in:

The oil firms TotalFinaElf (France) and Royal Dutch Petroleum (Netherlands). TotalFinaElf also has a chemical division. It has produced attractive returns over the past year in an industry that saw skyrocketing oil prices and no feasible alternative to fossil fuels. In 2000, the company took steps that enabled it to meet its profit improvement targets faster, and we expect the firm to continue to meet its goals in 2001 and 2002. In addition, cost-cutting from the Elf acquisition could produce unexpected earnings growth. Royal Dutch has a very strong management team and a strong production profile, as well as a solar energy operation that diversifies its exposure should there be a reduction in fossil fuel use. There is also the distinct possibility that oil exploration will lead to unexpected earnings potential.

The drug companies Novo-Nordisk (Denmark), Elan (Ireland), and AstraZeneca (United Kingdom). Novo-Nordisk is a pharmaceutical company that markets its products worldwide. It recently won a four-year-long U.S. court case to allow it to market its human growth hormone. It has started a joint research project with the Swedish biotechnology company Karo Bio to develop osteoporosis-prevention drugs, and is getting positive results on tests of an insulin-style drug. This could lead to unexpected earnings potential. Many of Novo-Nordisk's new patented drugs have passed the regulatory process.

www.PruFN.com                  (800) 225-1852

Elan is a specialty pharmaceutical company concentrating on drug-delivery technologies. Its pharmaceutical division focuses on pain management and neurological disorders. It is developing a new treatment for multiple sclerosis and Crohn's disease that is about to enter the final stages of testing.

AstraZeneca focuses on seven therapeutic areas: gastrointestinal, oncology, cardiovascular, respiratory, central nervous system, pain control, and anaesthesia and infection. The downside risk from the expiration of its patent on its biggest product (Losec) has already been reflected in its share price, but it has a product pipeline, with new products due to be launched starting in 2002. It is also developing an increasing presence in the important U.S. market--the world's largest.

Prudential Europe Growth Fund Management Team

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.1%
Common Stocks  92.3%
-------------------------------------------------------------------------------------
Belgium  1.3%
     70,162   KBC Bancassurance Holding                             $    2,599,941
-------------------------------------------------------------------------------------
Denmark  2.2%
    117,500   Novo Nordisk A/S (Class 'B' stock)                         4,469,088
-------------------------------------------------------------------------------------
Federal Republic of Germany  5.7%
     25,200   MLP AG                                                     2,828,057
     56,349   SAP AG                                                     8,953,213
                                                                    --------------
                                                                        11,781,270
-------------------------------------------------------------------------------------
Finland  4.7%
    275,905   Nokia Oy                                                   9,129,889
     48,532   Sonera Oy                                                    536,898
                                                                    --------------
                                                                         9,666,787
-------------------------------------------------------------------------------------
France  21.1%
     43,700   Alcatel                                                    1,422,802
     95,230   Altran Technologies SA                                     6,167,281
     95,000   Aventis SA                                                 7,357,579
    341,700   Havas Advertising SA                                       4,510,711
     31,568   Legrand SA                                                 7,225,433
     62,686   Rexel SA                                                   4,593,542
     85,760   Societe Televison Francaise 1                              3,598,678
     34,161   TotalFinaElf SA                                            5,091,397
     49,218   Vivendi SA                                                 3,407,956
                                                                    --------------
                                                                        43,375,379
-------------------------------------------------------------------------------------
Ireland  3.2%
    687,460   Bank of Ireland                                            6,641,595

    10                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Italy  4.5%
    266,600   Banca Fideuram SpA                                    $    3,228,419
    566,000   Bipop-Carire SpA                                           2,867,145
    263,400   Bulgari SpA                                                3,107,882
                                                                    --------------
                                                                         9,203,446
-------------------------------------------------------------------------------------
Netherlands  10.8%
    141,200   Asm Lithography Holdings N.V.                              3,732,915
    124,170   Heineken N.V.                                              6,438,701
     75,122   Royal Dutch Petroleum Co.                                  4,491,838
    135,100   STMicroelectronics N.V.                                    5,461,247
     47,500   VNU N.V.                                                   1,974,242
                                                                    --------------
                                                                        22,098,943
-------------------------------------------------------------------------------------
Spain  7.2%
    808,877   Banco Santander Central Hispano SA                         8,037,067
    402,078   Telefonica SA(a)                                           6,805,902
                                                                    --------------
                                                                        14,842,969
-------------------------------------------------------------------------------------
Sweden  2.2%
    154,200   Modern Times Group MTG AB (Class 'B' stock)(a)             4,586,153
-------------------------------------------------------------------------------------
Switzerland  7.0%
     10,100   Ares-Serono SA                                             8,322,097
      1,410   Julius Baer Holding AG                                     6,109,594
                                                                    --------------
                                                                        14,431,691
-------------------------------------------------------------------------------------
United Kingdom  22.4%
    320,330   ARM Holdings PLC(a)                                        1,743,011
    235,948   British Sky Broadcasting Group PLC(a)                      2,950,442
    683,920   Capita Group PLC                                           4,833,195
    155,572   COLT Telecom Group PLC(a)                                  2,145,465
    605,854   Electrocomponents PLC                                      5,359,463
    488,825   GKN PLC                                                    5,270,785
    182,824   GlaxoSmithKline PLC                                        4,825,727

    See Notes to Financial Statements                                     11

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
    651,368   Hays PLC                                              $    3,090,489
    616,442   Misys PLC                                                  5,576,460
    151,500   Pearson PLC                                                3,189,173
    102,439   Shire Pharmaceuticals Group PLC(a)                         1,721,612
  1,699,508   Vodafone Group PLC                                         5,155,059
                                                                    --------------
                                                                        45,860,881
                                                                    --------------
              Total common stocks (cost $172,418,959)                  189,558,143
                                                                    --------------
PREFERRED STOCKS  6.8%
-------------------------------------------------------------------------------------
Federal Republic Of Germany  6.8%
      9,500   MLP AG                                                     1,032,421
     17,850   Porsche AG                                                 5,843,347
    172,126   Wella AG                                                   7,100,624
                                                                    --------------
              Total preferred stocks (cost $9,792,167)                  13,976,392
                                                                    --------------
              Total Investments  99.1% (cost $182,211,126)             203,534,535
              Other assets in excess of liabilities  0.9%                1,759,688
                                                                    --------------
              Net Assets  100%                                      $  205,294,223
                                                                    --------------
                                                                    --------------

------------------------------
The following abbreviations are used in portfolio descriptions:
AB--Aktiebolag (Swedish Stock Company).
AG--Aktiengesellschaft (German Stock Company).
N.V.--Naamloze Vennootschap (Dutch Corporation).
Oy--Osakehio (Finnish Corporation).
SA--Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
Corporation).
SpA--Societa per Azioni (Italian Corporation).
PLC--Public Limited Company (British Corporation).
(a) Non-income producing security.
    12                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2001 Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2001 was as follows:

Telecommunication Service & Equipment..................................   12.2%
Banking................................................................   11.4
Electrical & Electronics...............................................   11.2
Computer Products......................................................    7.1
Oil & Natural Gas Production...........................................    7.0
Medical Products.......................................................    5.8
Automobiles & Auto Parts...............................................    5.4
Financial Services.....................................................    4.8
Healthcare.............................................................    4.1
Cosmetics/Toiletries...................................................    3.5
Beverages..............................................................    3.1
Media..................................................................    3.0
Engineering............................................................    3.0
Human Resources........................................................    2.4
Semiconductor Equipment & Devices......................................    2.4
Television & Communication.............................................    2.2
Advertising............................................................    2.2
Entertainment..........................................................    1.8
Public Works Construction..............................................    1.7
Retail.................................................................    1.5
Business & Public Services.............................................    1.5
Publishing.............................................................    1.0
Pharmaceuticals........................................................    0.8
                                                                         -----
                                                                          99.1
Other assets in excess of liabilities..................................    0.9
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     13

       Prudential Europe Growth Fund, Inc.
             Statement of Assets and Liabilities

                                                                   April 30, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $182,211,126)                           $203,534,535
Foreign currency, at value (cost $2,243,139)                           2,183,159
Receivable for Fund shares sold                                          558,698
Dividends and interest receivable                                        166,351
Tax reclaim receivable and other assets                                  180,040
                                                                   --------------
      Total assets                                                   206,622,783
                                                                   --------------
LIABILITIES
Payable for Fund shares reacquired                                       964,212
Payable to custodian                                                      33,587
Accrued expenses                                                          82,957
Management fee payable                                                   119,182
Distribution fee payable                                                 110,711
Foreign withholding taxes payable                                         17,911
                                                                   --------------
      Total liabilities                                                1,328,560
                                                                   --------------
NET ASSETS                                                          $205,294,223
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                             $     14,128
   Paid-in capital in excess of par                                  190,568,289
                                                                   --------------
                                                                     190,582,417
   Accumulated net investment loss                                      (747,153)
   Accumulated net realized loss on investments and foreign
      currency transactions                                           (5,790,798)
   Net unrealized appreciation on investments and foreign
      currencies                                                      21,249,757
                                                                   --------------
Net assets, April 30, 2001                                          $205,294,223
                                                                   --------------
                                                                   --------------

    14                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                   April 30, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($68,663,651 /
      4,568,578 shares of common stock issued and outstanding)            $15.03
   Maximum sales charge (5.00% of offering price)                            .79
   Maximum offering price to public                                       $15.82
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($114,966,271 / 8,081,350 shares of common stock
      issued and outstanding)                                             $14.23
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share ($10,996,472 /
      771,906 shares of common stock issued and outstanding)              $14.25
   Sales charge (1.00% of offering price)                                    .14
   Offering price to public                                               $14.39
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($10,667,829 / 706,621 shares of common stock issued
      and outstanding)                                                    $15.10
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     15

       Prudential Europe Growth Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                   April 30, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $377,961)         $  2,236,369
   Interest                                                              511,007
   Income from securities loaned, net                                    366,146
                                                                   --------------
      Total income                                                     3,113,522
                                                                   --------------
Expenses
   Management fee                                                      1,994,400
   Distribution fee--Class A                                             213,394
   Distribution fee--Class B                                           1,530,252
   Distribution fee--Class C                                             143,929
   Transfer agent's fees and expenses                                    522,000
   Custodian's fees and expenses                                         300,000
   Reports to shareholders                                               200,000
   Registration fees                                                      48,000
   Audit fees                                                             35,000
   Legal fees and expenses                                                25,000
   Directors' fees and expenses                                            9,000
   Miscellaneous                                                           7,817
                                                                   --------------
      Total expenses                                                   5,028,792
                                                                   --------------
Net investment loss                                                   (1,915,270)
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain on:
   Investment transactions                                            20,691,995
   Foreign currency transactions                                      (3,721,131)
                                                                   --------------
                                                                      16,970,864
                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       (82,290,650)
   Foreign currencies                                                    988,393
                                                                   --------------
                                                                     (81,302,257)
                                                                   --------------
Net loss on investments and foreign currencies                       (64,331,393)
                                                                   --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(66,246,663)
                                                                   --------------
                                                                   --------------

    16                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Changes in Net Assets

                                                         Year Ended April 30,
                                                   --------------------------------
                                                        2001              2000
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                             $   (1,915,270)   $   (2,075,814)
   Net realized gain on investment and foreign
      currency transactions                            16,970,864        46,626,097
   Net change in unrealized appreciation
      (depreciation) on investments and foreign
      currencies                                      (81,302,257)       12,163,336
                                                   --------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                       (66,246,663)       56,713,619
                                                   --------------    --------------
Dividends and distributions (Note 1)
   Distributions from net realized gains
      Class A                                          (8,362,111)       (3,885,829)
      Class B                                         (16,183,599)       (8,828,651)
      Class C                                          (1,501,138)         (754,954)
      Class Z                                          (1,358,647)         (550,707)
                                                   --------------    --------------
                                                      (27,405,495)      (14,020,141)
                                                   --------------    --------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                      507,985,905       491,227,290
   Net asset value of shares issued in
      reinvestment of distributions                    25,697,739        13,082,385
   Cost of shares reacquired                         (570,045,285)     (512,060,641)
                                                   --------------    --------------
Net increase (decrease) in net assets from Fund
   share transactions                                 (36,361,641)       (7,750,966)
                                                   --------------    --------------
Total increase (decrease)                            (130,013,799)       34,942,512
NET ASSETS
Beginning of year                                     335,308,022       300,365,510
                                                   --------------    --------------
End of year                                        $  205,294,223    $  335,308,022
                                                   --------------    --------------
                                                   --------------    --------------

    See Notes to Financial Statements                                     17

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements

      Prudential Europe Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in Europe. The Fund was incorporated in Maryland on March 18, 1994 and commenced investment operations on July 13, 1994.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      All Securities are valued as of 4:15 pm, New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with repurchase agreements with
U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such estimates could differ from actual amounts.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends out of
net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI'), a wholly owned subsidiary of The Prudential Insurance Company of America ('The Prudential'), is the securities lending agent for the Fund. For the year ended April 30, 2001, PSI has been compensated approximately $122,000 for these services.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net operating loss by $2,154,930, increase accumulated net realized loss on investments by $22,673,422 and increase paid-in capital by $20,518,492 for redemptions utilized as distributions for federal income tax purposes, realized foreign currency losses and net operating losses. Net investment income, net realized gains and net assets were not affected by these changes.

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM had entered into a subadvisory agreement with the Prudential Investment Corporation ('PIC'). PIC furnished investment advisory services in connection with the management of the Fund through an agreement with PRICOA Asset Management Ltd. ('PRICOA') from May 1, 2000 through October 1, 2000. Effective October 2, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison') pursuant to which Jennison was paid under the same terms as PIC was paid by PIFM. The subadvisor agreement with Jennison terminated on May 4, 2001. On November 15, 2000, the Board of Directors approved a change in the subadvisor of the Fund from Jennison to Gartmore Global Partners effective on May 5, 2001. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. Effective March 31, 2001, PIC changed its name to Prudential Investment Management, Inc. ('PIM'). The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

      Prior to October 2, 2000, PIC was reimbursed by PIFM for the reasonable costs and expenses incurred in furnishing investment advisory services. From October 2, 2000 through April 30, 2001, Jennison was reimbursed by PIFM for their subadvisory services based upon a percentage of the average daily net assets of the Fund. The change in subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investments Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended April 30, 2001.

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      PIMS has advised the Fund that it has received approximately $103,500 and $25,300 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended April 30, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has also advised the Fund that for the year ended April 30, 2001, it has received approximately $250,300 and $26,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIM, PIMS, PRICOA and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA was $1 billion. The purpose of the agreement was to serve as an alternative source of funding for capital share redemptions. The Funds paid a commitment fee at an annual rate of
 .080 of 1% of the unused portion of the credit facility. The commitment fee was accrued and paid quarterly on a pro rata basis by the Funds. The SCA expired on March 9, 2001.

      On March 7, 2001, the Funds entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 6, 2002. The Fund did not borrow any amount pursuant to the SCA or the amended SCA during the year ended April 30, 2001.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended April 30, 2001, the Fund incurred fees of approximately $398,300 for the services of PMFS. As of April 30, 2001, approximately $32,100 of such fees were due to PMFS. Transfer agent's fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended April 30, 2001 were $97,543,665 and $130,001,164, respectively.

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      The cost basis of investments for federal income tax purposes at April 30, 2001 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation for federal income tax purposes was $21,323,409 (gross unrealized appreciation--$34,473,158; gross unrealized depreciation--$13,149,749).

      The Fund will elect, for United States Federal income tax purposes, to treat net currency losses of $747,153 and net capital losses of $5,790,798 incurred in the year ended April 30, 2001 as having been incurred in the following fiscal year.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to the participants of employee benefit plans qualified under Section 401, 457 and 403 of the Internal Revenue Code, and nonqualified plans for which the Fund is an available option. All classes of shares have equal rights as to earnings, assets and voting privileges, except each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. There are 2 billion shares of $.001 par value common stock authorized and divided into four classes, designated Class A, Class B, Class C and Class Z Shares, each consisting of 500,000,000 authorized shares.

      Transactions in shares of common shares were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended April 30, 2001:
Shares sold                                                  22,780,855    $ 433,567,665
Shares issued in reinvestment of distributions                  504,462        7,677,911
Shares reacquired                                           (24,418,539)    (465,348,553)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,133,222)     (24,102,977)
Shares issued upon conversion from Class B                      893,589       16,196,883
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (239,633)   $  (7,906,094)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2000:
Shares sold                                                  18,244,254    $ 389,178,000
Shares issued in reinvestment of dividends and
  distributions                                                 166,846        3,530,465
Shares reacquired                                           (18,030,736)    (387,291,291)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    380,364        5,417,174
Shares issued upon conversion from Class B                      274,634        6,022,135
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   654,998    $  11,439,309
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended April 30, 2001:
Shares sold                                                   2,039,573    $  35,337,089
Shares issued in reinvestment of distributions                1,051,576       15,226,816
Shares reacquired                                            (3,592,876)     (61,164,333)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (501,727)     (10,600,428)
Shares reacquired upon conversion into Class A                 (936,190)     (16,196,883)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,437,917)   $ (26,797,311)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2000:
Shares sold                                                   2,560,041    $  52,229,734
Shares issued in reinvestment of dividends and
  distributions                                                 405,762        8,285,665
Shares reacquired                                            (3,908,980)     (77,038,098)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (943,177)     (16,522,699)
Shares reacquired upon conversion into Class A                 (284,075)      (6,022,135)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,227,252)   $ (22,544,834)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended April 30, 2001:
Shares sold                                                   1,636,446    $  28,361,360
Shares issued in reinvestment of distributions                  101,079        1,465,643
Shares reacquired                                            (1,805,888)     (31,238,472)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (68,363)   $  (1,411,469)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2000:
Shares sold                                                   1,758,466    $  33,865,643
Shares issued in reinvestment of dividends and
  distributions                                                  35,858          732,232
Shares reacquired                                            (1,779,870)     (34,304,719)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    14,454    $     293,156
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended April 30, 2001:
Shares sold                                                     579,588    $  10,719,791
Shares issued in reinvestment of distributions                   86,756        1,327,369
Shares reacquired                                              (673,245)     (12,293,927)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    (6,901)   $    (246,767)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2000:
Shares sold                                                     772,839    $  15,953,913
Shares issued in reinvestment of dividends and
  distributions                                                  25,142          534,023
Shares reacquired                                              (667,178)     (13,426,533)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   130,803    $   3,061,403
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Europe Growth Fund, Inc.

                  Financial
                          Highlights

' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Europe Growth Fund, Inc.
             Financial Highlights

                                                                       Class A
                                                                  -----------------
                                                                     Year Ended
                                                                  April 30, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 21.63
                                                                      --------
Income from investment operations
Net investment income (loss)                                             (0.05)
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                         (4.61)
                                                                      --------
      Total from investment operations                                   (4.66)
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                         (1.94)
                                                                      --------
      Total distributions                                                (1.94)
                                                                      --------
Net asset value, end of year                                           $ 15.03
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (21.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $68,664
Average net assets (000)                                               $85,358
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.43%
   Expenses, excluding distribution and service (12b-1) fees              1.18%
   Net investment income (loss)                                          (0.27)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  39%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    26                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)                1997
-------------------------------------------------------------------------------------
    $  18.80             $  19.91             $  15.46             $  13.69
----------------     ----------------     ----------------     ----------------
        (.04)                 .03                  .01                  .09
        3.83                  .28                 6.38                 2.24
----------------     ----------------     ----------------     ----------------
        3.79                  .31                 6.39                 2.33
----------------     ----------------     ----------------     ----------------
          --                 (.24)                (.14)                  --
        (.96)               (1.18)               (1.80)                (.56)
----------------     ----------------     ----------------     ----------------
        (.96)               (1.42)               (1.94)                (.56)
----------------     ----------------     ----------------     ----------------
    $  21.63             $  18.80             $  19.91             $  15.46
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       20.27%                2.03%               44.93%               17.20%
    $104,031             $ 78,074             $ 55,507             $ 38,807
    $ 85,317             $ 67,286             $ 42,885             $ 37,834
        1.37%                1.43%                1.39%                1.36%
        1.12%                1.18%                1.14%                1.11%
        (.18)%                .15%                 .08%                 .57%
          79%                  62%                  50%                  31%

    See Notes to Financial Statements                                     27

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class B
                                                                  -----------------
                                                                     Year Ended
                                                                  April 30, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   20.82
                                                                  -----------------
Income from investment operations
Net investment income (loss)                                              (0.17)
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          (4.48)
                                                                  -----------------
      Total from investment operations                                    (4.65)
                                                                  -----------------
Less distributions
Distributions in excess of net investment income                             --
Distributions from net realized gains on investments and
   foreign currency transactions                                          (1.94)
                                                                  -----------------
      Total distributions                                                 (1.94)
                                                                  -----------------
Net asset value, end of year                                          $   14.23
                                                                  -----------------
                                                                  -----------------
TOTAL RETURN(b)                                                          (22.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 114,966
Average net assets (000)                                              $ 153,025
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               2.18%
   Expenses, excluding distribution and service (12b-1) fees               1.18%
   Net investment income (loss)                                           (1.00)%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    28                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)                1997
-------------------------------------------------------------------------------------
    $  18.26             $  19.35             $  15.12             $  13.49
----------------     ----------------     ----------------     ----------------
        (.18)                (.11)                (.11)                (.04)
        3.70                  .30                 6.15                 2.23
----------------     ----------------     ----------------     ----------------
        3.52                  .19                 6.04                 2.19
----------------     ----------------     ----------------     ----------------
     --                      (.10)                (.01)             --
        (.96)               (1.18)               (1.80)                (.56)
----------------     ----------------     ----------------     ----------------
        (.96)               (1.28)               (1.81)                (.56)
----------------     ----------------     ----------------     ----------------
    $  20.82             $  18.26             $  19.35             $  15.12
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       19.38%                1.39%               43.35%               16.41%
    $198,260             $196,247             $175,857             $139,277
    $193,811             $191,220             $147,492             $133,135
        2.12%                2.18%                2.14%                2.11%
        1.12%                1.18%                1.14%                1.11%
        (.92)%               (.57)%               (.69)%               (.27)%

    See Notes to Financial Statements                                     29

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class C
                                                                  -----------------
                                                                     Year Ended
                                                                  April 30, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 20.83
                                                                      --------
Income from investment operations
Net investment income (loss)                                             (0.18)
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                         (4.46)
                                                                      --------
      Total from investment operations                                   (4.64)
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                         (1.94)
                                                                      --------
      Total distributions                                                (1.94)
                                                                      --------
Net asset value, end of year                                           $ 14.25
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (22.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $10,996
Average net assets (000)                                               $14,393
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.18%
   Expenses, excluding distribution and service (12b-1) fees              1.18%
   Net investment income (loss)                                          (1.02)%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    30                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)                1997
-------------------------------------------------------------------------------------
    $  18.25             $  19.38             $  15.12             $  13.49
----------------     ----------------     ----------------     ----------------
        (.18)                (.11)                (.11)                (.04)
        3.72                  .26                 6.18                 2.23
----------------     ----------------     ----------------     ----------------
        3.54                  .15                 6.07                 2.19
----------------     ----------------     ----------------     ----------------
     --                      (.10)                (.01)             --
        (.96)               (1.18)               (1.80)                (.56)
----------------     ----------------     ----------------     ----------------
        (.96)               (1.28)               (1.81)                (.56)
----------------     ----------------     ----------------     ----------------
    $  20.83             $  18.25             $  19.38             $  15.12
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       19.45%                1.18%               43.55%               16.41%
    $ 17,501             $ 15,073             $ 11,122             $  8,010
    $ 15,974             $ 13,465             $  8,526             $  8,002
        2.12%                2.18%                2.14%                2.11%
        1.12%                1.18%                1.14%                1.11%
        (.93)%               (.61)%               (.66)%               (.25)%

    See Notes to Financial Statements                                     31

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                  -----------------
                                                                     Year Ended
                                                                  April 30, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 21.74
                                                                      --------
Income from investment operations
Net investment income (loss)                                             (0.01)
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                         (4.69)
                                                                      --------
      Total from investment operations                                   (4.70)
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                         (1.94)
                                                                      --------
      Total distributions                                                (1.94)
                                                                      --------
Net asset value, end of year                                           $ 15.10
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (21.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $10,668
Average net assets (000)                                               $13,144
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.18%
   Expenses, excluding distribution and service (12b-1) fees              1.18%
   Net investment income (loss)                                          (0.03)%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    32                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
--------------------------------------------------------------------------------------
                              Year Ended April 30,
--------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)                1997
--------------------------------------------------------------------------------------
    $  18.83             $  19.93             $  15.51              $ 13.68
    --------             --------             --------             --------
         .01                  .05                  .04                  .02
        3.86                  .31                 6.37                 2.37
    --------             --------             --------             --------
        3.87                  .36                 6.41                 2.39
    --------             --------             --------
          --                 (.28)                (.19)                  --
        (.96)               (1.18)               (1.80)                (.56)
    --------             --------             --------             --------
        (.96)               (1.46)               (1.99)                (.56)
    --------             --------             --------             --------
    $  21.74             $  18.83             $  19.93              $ 15.51
    --------             --------             --------             --------
    --------             --------             --------             --------
       20.67%                2.35%               44.95%               17.66%
    $ 15,516             $ 10,972             $  3,090              $11,949
    $ 12,455             $  8,572             $ 12,148              $ 7,958
        1.12%                1.18%                1.14%                1.11%
        1.12%                1.18%                1.14%                1.11%
         .08%                 .25%                 .26%                 .22%

    See Notes to Financial Statements                                     33

       Prudential Europe Growth Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Europe Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Europe Growth Fund, Inc. (the 'Fund') at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
June 15, 2001

       Prudential Europe Growth Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (April 30, 2001) as to the federal income tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended April 30, 2001, the Fund paid long-term capital gains distribution of $1.652 and short-term capital gains distribution of $.287 for Class A, Class B, Class C and Class Z shares. The Fund utilized redemptions as distributions in the amount of $1.16 per Class A, Class B, Class C, and Class Z shares of long-term capital gains. We wish to advise you that the corporate dividends received deduction for the Fund is zero.

      The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended April 30, 2001 the Fund intends on passing through $.03 per share of ordinary income distributions as a foreign tax credit.
      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

       Prudential Europe Growth Fund, Inc.
             Supplemental Proxy Information (Unaudited)

      A meeting of the Fund's shareholders was held on March 28, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meeting was held for the following purposes:

(1) To elect the following nine individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.
    - Delayne D. Gold
    - Robert F. Gunia
    - Robert E. LeBlanc
    - David R. Odenath, Jr.
    - Judy A. Rice
    - Robin B. Smith
    - Stephen Stoneburn
    - Nancy H. Teeters
    - Clay T. Whitehead

(2) To approve a new subadvisory agreement between Prudential Investments Fund Management LLC (PIFM) and Gartmore Global Partners.

(3) To permit PIFM to enter into or make material changes to subadvisory agreements without shareholder approval.

(4) To approve an amendment to the management agreement to permit PIFM to allocate assets among affiliated and unaffiliated subadvisors.

(5) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the current fiscal year.

       Prudential Europe Growth Fund, Inc.
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the above matters were:

              Director/Manager/
                 Investment                Votes         Votes
            Restrictions/Auditor            for         Against      Abstentions
        -----------------------------    ----------     --------     -----------
(1)     Delayne D. Gold                   7,385,577           --             --
        Robert F. Gunia                   7,393,718           --             --
        Robert E. LeBlanc                 7,405,928           --             --
        David R. Odenath, Jr.             7,408,143           --             --
        Judy A. Rice                      7,403,048           --             --
        Robin B. Smith                    7,407,200           --             --
        Stephen Stoneburn                 7,405,970           --             --
        Nancy H. Teeters                  7,399,135           --             --
        Clay T. Whitehead                 7,399,729           --             --
(2)     New Subadvisory                   7,201,612      197,400        260,965
(3)     PIFM                              5,221,464      493,754        278,998
(4)     PIFM                              7,026,401      353,890        279,686
(5a)    Fund Diversification              5,466,290      278,766        249,161
(5b)    Issuing Senior Securities,
         Borrowing Money and Pledging
         Assets                           5,332,072      395,399        266,746
(5c)    Buying and Selling Real
         Estate                           5,404,938      334,861        254,417
(5d)    Buying and Selling
         Commodities and Commodity
         Contracts                        5,321,085      414,183        258,949
(5e)    Fund Concentration                5,438,109      267,715        288,392
(5f)    Making Loans                      5,330,245      395,355        268,617
(5g)    Other Investment Restrictions     5,381,408      320,360        292,448
(6)     PricewaterhouseCoopers LLP        7,322,359      111,705        225,913

Prudential Europe Growth Fund, Inc.
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
     Large Capitalization Growth Fund
     Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
     Small Capitalization Growth Fund
     Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund
Target Funds
     International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
     Conservative Growth Fund
     Moderate Growth Fund
     High Growth Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
www.PruFN.com                   (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
     Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
Prudential Municipal Series Fund
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     New Jersey Money Market Series
     New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential Europe Growth Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.PruFN.com                   (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Europe Growth Fund, Inc.

Class A     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 4/30/01
                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge     -25.58%       9.18%           N/A             9.58%
Without Sales Charge  -21.66%      10.31%           N/A            10.41%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.

The graph compares a $10,000 investment in the Prudential Europe Growth Fund, Inc. (Class A shares) with a similar investment in the Morgan Stanley Capital International Europe Index (MSCI Europe Index) by portraying the initial account values at the commencement of operations of Class A shares, and the account values at the end of the current fiscal year (April 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The MSCI Europe Index is a weighted, unmanaged index comprising approximately 1,600 securities listed on the stock exchanges of 22 European countries. The Index's total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only one that may be used to characterize performance of European stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.PruFN.com                          (800) 225-1852

Class B     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 4/30/01

                      One Year     Five Years     Ten Years     Since Inception
With Sales Charge     -27.50%        9.24%           N/A             9.49%
Without Sales Charge  -22.50%        9.30%           N/A             9.49%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.

The graph compares a $10,000 investment in the Prudential Europe Growth Fund, Inc. (Class B shares) with a similar investment in the Morgan Stanley Capital International Europe Index (MSCI Europe Index) by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (April 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on April 30, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The MSCI Europe Index is a weighted, unmanaged index comprising approximately 1,600 securities listed on the stock exchanges of 22 European countries. The Index's total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only one that may be used to characterize performance of European stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Europe Growth Fund, Inc.

Class C     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 4/30/01
                      One Year    Five Years     Ten Years     Since Inception
With Sales Charge     -24.18%        9.18%          N/A             9.35%
Without Sales Charge  -22.40%        9.40%          N/A             9.51%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.

The graph compares a $10,000 investment in the Prudential Europe Growth Fund, Inc. (Class C shares) with a similar investment in the Morgan Stanley Capital International Europe Index (MSCI Europe Index) by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (April 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum appli-cable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on April 30, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The MSCI Europe Index is a weighted, unmanaged index comprising approximately 1,600 securities listed on the stock exchanges of 22 European countries. The Index's total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only one that may be used to characterize performance of European stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.PruFN.com                (800) 225-1852

Class Z     Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 4/30/01
     One Year     Five Years     Ten Years     Since Inception
     -21.74%        10.51%         N/A             10.88%
     -21.74%        10.51%         N/A             10.88%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.

The graph compares a $10,000 investment in the Prudential Europe Growth Fund, Inc. (Class Z shares) with a similar investment in the Morgan Stanley Capital International Europe Index (MSCI Europe Index) by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (April 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The MSCI Europe Index is a weighted, unmanaged index comprising approximately 1,600 securities listed on the stock exchanges of 22 European countries. The Index's total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The Index is not the only one that may be used to characterize performance of European stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.PruFN.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath. Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols     NASDAQ      CUSIP
     Class A     PRAEX     74431N103
     Class B     PRBEX     74431N202
     Class C     PEUCX     74431N301
     Class Z     PIEUX     74431N400

MF160E

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